IVY FUNDS

Ivy Asset Strategy Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy High Income Fund

Ivy International Fund

Ivy International Growth Fund

Ivy International Value Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Pacific Opportunities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Tax-Managed Equity Fund
Supplement Dated November 17, 2003 To Prospectus Dated July 1, 2003
(and supplemented August 4, 2003, July 25, 2003, July 15, 2003 and July 7, 2003)

Effective December 1, 2003, Class B and Class C shares of Ivy Money Market Fund are now closed to new investments. Additional investments by exchange of shares from other funds in the Ivy Funds by current shareholders will continue to be accepted.

WRS 3300E